Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Flueck, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to  Section  906  of  the  Sarbanes-Oxley  Act of 2002, that the Annual Report  on  Form  10-KSB of Brookmount Explorations, Inc., for the fiscal year ended November 30, 2006 fully complies with the requirements of Section 13(a) or 15(d)  of the Securities Exchange Act of 1934 and that the information contained in  the  Annual Report on Form 10-KSB fairly presents in all material respects the  financial  condition  and results of operations of Brookmount Explorations, Inc.

Date: March 2008, 2008

/s/ Peter Flueck

 --------------------------------

 Peter Flueck

 President, and Director

 (Principal Executive Officer)